UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 4, 2002


                          MID-POWER SERVICE CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Nevada                     2-85602-D                  87-0398403
------------------------     -------------------       ------------------------
   (State or other               (Commission                (IRS Employer
   jurisdiction of              File Number)             Identification No.)
   incorporation)


        3800 Howard Hughes Parkway
                Suite 860A
             Las Vegas, Nevada                                  89109
-------------------------------------------                 --------------
 (Address of principal executive offices)                     (Zip Code)


                                 (702) 319-7153
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

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              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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         On  June  4,  2002,  the  Board  of  Directors  of  Mid-Power   Service
Corporation ("the Company") determined to dismiss Hein + Associates, LLP, Orange, CA ("Hein"), as the Company's principal accountant to audit and report on the Company's financial statements for the year ended June 30, 2002.

         The report of Hein on the Company's financial statements consisting of consolidated balance sheet as of June 30, 2001, and the related consolidated statements of income, stockholders' equity, and cash flows for the year ended June 30, 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

         In connection with the Company's most recent fiscal year audit and any subsequent interim period preceding the dismissal of Hein, there were no disagreements with Hein or reportable events on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In connection with its audit of the Company's 2001 financial statements, Hein noted no matters involving the internal control structure and its operations that it considered to be material weaknesses.

         On June 4, 2002, the Board of Directors of the Company approved the engagement of Tanner + Company ("Tanner"), Salt Lake City, Utah, as independent accountant and auditor to report on the Company's financial statements for the year ended June 30, 2002.

         No consultations occurred between the Company and Tanner during the two most recent fiscal years and any subsequent interim period prior to Tanner's appointment regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under
Item 304(a)(1)(v) of Regulation S-K.

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                                ITEM 7. EXHIBITS
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              SEC
 Exhibit   Reference
  Number     Number           Title of Document                     Location
--------- ---------- -------------------------------------------- --------------
Item 16.             Material Contract
--------- ---------- -------------------------------------------- --------------
  16.01         16    Letter from Hein + Associates LLP to        This filing
                      Securities and Exchange Commission
                      regarding change in certifying accountant dated June 5, 2002

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
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                                   SIGNATURES
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MID-POWER SERVICE CORPORATION



Dated:  June 6, 2002                  By:  /s/ Kenneth M. Emter
                                           -------------------------------------
                                           Kenneth M. Emter, Secretary/Treasurer

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